EARNINGS ANNOUNCEMENT
                                DENVER, COLORADO
                               OCTOBER 27TH, 2004
                              FOR IMMEDIATE RELEASE


                 THIRD QUARTER DILUTED EARNINGS PER SHARE $0.39


MacDermid, Incorporated a worldwide manufacturer of proprietary specialty chemical products and materials for the electronics, metal finishing and graphic arts industries (NYSE: MRD) today reported third quarter sales of $ 161.6 million, an 8% increase over the same period in 2003. Revenues reflected strong demand in its Advanced Surface Finishing business offset partially by seasonal weakness, and the temporary effects of supply chain shortening in its Printing Solutions business, along with a 4% favorable impact of foreign currency.

Earnings from continuing operations of $12.0 million were 2.5% less than a year ago and diluted earnings per share of $0.39 were $0.01 less than the $0.40 per share from continuing operations and before the cumulative effect of accounting change in the same period a year ago. *Owner Earnings a measure of free cash flow (defined below and shown in BOLD in the attached Condensed Consolidated Summary of Cash Flows) were $22.2 million for the quarter ended September 30, 2004. Cash retained as of September 30th, 2004 is $112.1 million.

NO GAIN THIS QUARTER FROM CVC BUYBACK. As we pointed out in our Earnings release last year we had 'other income' of $ 2.2 million arising from the exercise of an option to repurchase shares in the company. On a tax effected basis this boosted our third quarter 2003 earnings per share by $0.04. Therefore the 2004 quarter reported $0.39 compares to 2003 $0.36 before the $0.04 gain in 2003.

Several items affected the current quarter. The tax rate was adjusted to reflect a year to date 33% estimate effective rate up from the 32% rate used in the first two quarters and in the prior year. This reduced earnings by $.6 million or $0.02 per share. A major customer of Advanced Surface Finishing Europe declared bankruptcy resulting in an after tax loss of $.6 million or $0.02 per share in the quarter. Printing Solutions Americas is executing a direct selling strategy in the US plates business. This resulted in the former distributor beginning to liquidate their inventory. Since future sales will be direct, the length of the supply chain will be reduced by MPS supplying directly to the end customer. We estimate this change in strategy reduced revenues by $1 million in the quarter. Lastly costs related to due diligence of an acquisition that did not occur reduced after tax earnings by $0.3 million or $0.01 per share.

We believe the most relevant comparison between 2003 and 2004 is in operating profit which increased by 13% from $22.8 million to $25.7 million.

Dan Leever Chairman and CEO said "We are pleased to see the third quarter revenues kick up from last year. This quarter has the European summer slowness which we expect to affect revenues compared to other quarters during the year. An Operating Profit increase of 13% is also gratifying. *Owner Earnings of $22 million allowed us to end the quarter with $112 million in cash on hand. Less pleasing is an increase in tax rate, but that is the price we pay for repatriating so much cash from our international operations.
The large bad debt is a left over effect of the wholesale move of the electronics business to Asia.

We made a conscious decision to go direct in the US plates business. This decision is over due. The plates business is highly technical and the customers deserve direct customer service as only the manufacturer can provide. Clearly this is a long term move. There will be lower revenues in the short term due to the lag effect as our former distributor sells his inventory and we start shipping directly. We are confident this is a significant net plus in our ability to control our destiny.
The European economy continues to be sluggish. With 35% of our revenues in Europe that is a significant head wind. Nevertheless, we remain hopeful of a strong fourth quarter."


Comments  on  Third  Quarter  Income  Statement.
------------------------------------------------

Sales in Advanced Surface Finishing of $96.1 million were up 12.5% (7.4% after currency) over the same period in 2003, primarily driven by strong demand in Asia, improved penetration in North America, and favorable currency. Operating profit of $16.3 million was 29% higher than the prior year reflecting expected earnings leverage on higher revenue.

Printing Solutions sales of $65.4 million were up 1.9% (down 0.5% after currency) reflecting poor market conditions especially in Europe. Operating profit of $9.5 million was down 7% from the prior period due to unabsorbed overheads.

Gross profit margin in the quarter was 47.3% an increase over the 46.7% in the prior year reflecting stable selling and raw material prices, better factory utilization in Advanced Surface Finishing and modest under absorption in Printing Solutions.

Total operating expenses were 7.4% higher than the prior year, 4% was currency. Selling, technical and administrative expenses are higher especially in R&D as well as higher bad debt expense all affected by currency.

Interest  expense  was  flat  to  the  prior  period.

The income tax rate was 33% versus 32% in the prior period, which reduced earnings per share in the current quarter by $0.02.


Year-To-Date  2004  Performance
-------------------------------

Sales for the nine months ended September 30, 2004 were $488.7 million, up 6.7% from the prior year, of which 4.8% was from currency affects. Earnings from continuing operations for the nine months were $38.3 million up 6%. Earnings per share from continuing operations were $1.24 up 9% over the prior year.




Note:
Owner Earnings is calculated as Net Cash flows provided by operating activities (GAAP definition) less net capital expenditures. EBITDA comprises Earnings before Interest, Taxation, Depreciation and Amortization. This press release and additional financial information together with our reconciliation of GAAP to Non-GAAP numbers are available on our website.
Website:  http://www.macdermid.com
          ------------------------


                         MACDERMID,  INCORPORATED

                         NYSE  -  MRD
                         CUSIP  554273  10  2

--------------------------------------------------------------------------------
   OCTOBER  27,  2004

THIS REPORT AND OTHER CORPORATION REPORTS AND STATEMENTS DESCRIBE MANY OF THE POSITIVE FACTORS AFFECTING THE CORPORATION'S FUTURE BUSINESS PROSPECTS. INVESTORS SHOULD ALSO BE AWARE OF FACTORS THAT COULD HAVE A NEGATIVE IMPACT ON THOSE PROSPECTS. THESE INCLUDE POLITICAL, ECONOMIC OR OTHER CONDITIONS SUCH AS CURRENCY EXCHANGE RATES, INFLATION RATES, RECESSIONARY OR EXPANSIVE TRENDS, TAXES AND REGULATIONS AND LAWS AFFECTING THE BUSINESS; COMPETITIVE PRODUCTS, ADVERTISING, PROMOTIONAL AND PRICING ACTIVITY; THE DEGREE OF ACCEPTANCE OF NEW PRODUCT INTRODUCTIONS IN THE MARKETPLACE; TECHNICAL DIFFICULTIES WHICH MAY ARISE WITH NEW PRODUCT INTRODUCTIONS; AND THE DIFFICULTY OF FORECASTING SALES AT CERTAIN TIMES IN CERTAIN MARKETS.






MACDERMID, INCORPORATED
CONDENSED CONSOLIDATED SUMMARY OF EARNINGS
(Unaudited)
in thousands, except share and per share amounts

                                                              Three Months Ended                 Nine Months Ended
                                                              --------------------               -------------------
                                                       Sept 30th               Sept 30th        Sept 30th     Sept 30th
                                                          2004                    2003             2004          2003
                                                    --------------------  -------------------  ------------  ------------

Proprietary sales. . . . . . . . . . . . . . . . .  $           150,969   $          140,110   $   458,121   $   430,508
Other sales. . . . . . . . . . . . . . . . . . . .               10,616                9,547        30,529        27,272
                                                    --------------------  -------------------  ------------  ------------
Total net sales. . . . . . . . . . . . . . . . . .  $           161,585   $          149,657   $   488,650   $   457,780
                                                    --------------------  -------------------  ------------  ------------
Gross margin . . . . . . . . . . . . . . . . . . .               76,375               69,916       231,975       216,252
  GM % . . . . . . . . . . . . . . . . . . . . . .                 47.3%                46.7%         47.5%         47.2%

Selling, technical and administrative. . . . . . .               45,254               42,188       136,841       128,973
Research and development . . . . . . . . . . . . .                5,375                4,950        15,928        14,676
                                                    --------------------  -------------------  ------------  ------------
Operating profit . . . . . . . . . . . . . . . . .               25,746               22,778        79,206        72,603

Other income (expense), net. . . . . . . . . . . .                   92                2,833           531         3,172
Interest expense, net. . . . . . . . . . . . . . .               (7,287)              (7,430)      (22,542)      (22,593)
                                                    --------------------  -------------------  ------------  ------------

Earnings before income taxes and discontinued
  operations . . . . . . . . . . . . . . . . . . .               18,551               18,181        57,195        53,182
Income tax (expense) . . . . . . . . . . . . . . .               (6,508)              (5,820)      (18,874)      (17,019)
                                                    --------------------  -------------------  ------------  ------------
Earnings from continuing operations. . . . . . . .               12,043               12,361        38,321        36,163
Discontinued operations. . . . . . . . . . . . . .                    -                   66             -           (40)
Cumulative effect of accounting change . . . . . .                    -                1,014             -         1,014
                                                    --------------------  -------------------  ------------
Net earnings . . . . . . . . . . . . . . . . . . .  $            12,043   $           13,441   $    38,321   $    37,137
                                                    ====================  ===================  ============  ============

Continuing operations per share. . . . . . . . . .  $              0.39   $             0.40   $      1.24   $      1.14
Discontinued operations per share. . . . . . . . .  $              0.00   $             0.00   $      0.00        ($0.00)
Cumulative effect of accounting change per share .  $              0.00   $             0.03   $      0.00   $      0.03
                                                    --------------------  -------------------  ------------  ------------
Diluted earnings per share . . . . . . . . . . . .  $              0.39   $             0.43   $      1.24   $      1.17
                                                    ====================  ===================  ============  ============

Diluted average common shares outstanding. . . . .           30,907,677           31,059,431    30,988,259    31,743,571
                                                    ====================  ===================  ============  ============





MACDERMID, INCORPORATED
SALES AND MARGINS BY REGION
in thousands

                                             Three Months Ended             Nine Months Ended
                                            --------------------           -------------------
                                     Sept 30th             Sept 30th        Sept 30th   Sept 30th
                                        2004                  2003            2004         2003
                               --------------------  -------------------  -----------  -----------

AMERICAS
Total net sales . . . . . . .  $            65,801   $           64,217   $  200,418   $  199,881
Operating profit. . . . . . .  $            10,219   $            8,928   $   33,909   $   30,733
OP %. . . . . . . . . . . . .                 15.5%                13.9%        16.9%        15.4%

EUROPE
Total net sales . . . . . . .  $            56,877   $           51,434   $  177,445   $  162,670
Operating profit. . . . . . .  $             7,047   $            7,075   $   22,076   $   22,757
OP %. . . . . . . . . . . . .                 12.4%                13.8%        12.4%        14.0%

ASIA
Total net sales . . . . . . .  $            38,907   $           34,006   $  110,787   $   95,229
Operating profit. . . . . . .  $             8,480   $            6,775   $   23,221   $   19,113
OP %. . . . . . . . . . . . .                 21.8%                19.9%        21.0%        20.1%

CONSOLIDATED TOTAL
Total net sales . . . . . . .  $           161,585   $          149,657   $  488,650   $  457,780
Operating profit. . . . . . .  $            25,746   $           22,778   $   79,206   $   72,603
OP %. . . . . . . . . . . . .                 15.9%                15.2%        16.2%        15.9%





MACDERMID, INCORPORATED
SALES AND MARGINS BY GROUP
in thousands

                                         Three Months Ended                Nine Months Ended
                                        --------------------              -------------------
                                   Sept 30th             Sept 30th        Sept 30th    Sept 30th
                                      2004                 2003             2004         2003
                              --------------------  -------------------  -----------  -----------

ADVANCED SURFACE FINISHING
Total net sales                     $96,136               $85,442         $286,000     $256,040
Operating profit                    $16,276               $12,577          $46,742      $37,339
OP %                                 16.9%                 14.7%            16.3%        14.6%

PRINTING SOLUTIONS
Total net sales                     $65,449               $64,215         $202,650     $201,740
Operating profit                     $9,470               $10,201          $32,464      $35,264
OP %                                 14.5%                 15.9%            16.0%        17.5%

CONSOLIDATED TOTAL
Total net sales                     $161,585             $149,657         $488,650     $457,780
Operating profit                    $25,746               $22,778          $79,206      $72,603
OP %                                 15.9%                 15.2%            16.2%        15.9%





MACDERMID, INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
in thousands

                                            Sept 30th    Dec. 31st
                                                2004       2003
                                            ----------  ----------
                                           (Unaudited)

Cash and cash equivalents. . . . . . . . .  $  112,053  $   61,294
Accounts receivable, net . . . . . . . . .     135,081     137,149
Inventories, net . . . . . . . . . . . . .      78,318      75,775
Other current assets . . . . . . . . . . .      33,595      31,097
                                            ----------  ----------
                                               359,047     305,315

Property, plant & equipment, net . . . . .     104,317     113,642
Goodwill . . . . . . . . . . . . . . . . .     194,287     194,200
Intangibles. . . . . . . . . . . . . . . .      28,811      30,061
Other assets, net. . . . . . . . . . . . .      50,204      54,017
                                            ----------  ----------
Total assets . . . . . . . . . . . . . . .  $  736,666  $  697,235
                                            ==========  ==========


Payables and accruals. . . . . . . . . . .  $  124,639  $  124,125
Short-term debt. . . . . . . . . . . . . .         706       1,498
Long-term debt . . . . . . . . . . . . . .     301,058     301,203
Other long-term liabilities. . . . . . . .      32,096      31,397
Shareholders' equity . . . . . . . . . . .     278,167     239,012
                                            ----------  ----------
Total liabilities & shareholders' equity .  $  736,666  $  697,235
                                            ==========  ==========
Debt to total capital                             52%          56%





MACDERMID, INCORPORATED
CONDENSED CONSOLIDATED SUMMARY OF CASH FLOWS
(Unaudited)
in thousands


                                                           Three Months Ended                Nine Months Ended
                                                           --------------------             -------------------
                                                       Sept 30th           Sept 30th        Sept 30th    Sept 30th
                                                         2004                 2003             2004         2003
                                                --------------------  -------------------  -----------  -----------

Net earnings . . . . . . . . . . . . . . . . .  $            12,043   $           13,441   $   38,321   $   37,137
Earnings (loss) from discontinued operations .                    -                  (66)           -           40
                                                --------------------  -------------------  -----------  -----------
Earnings from continuing operations. . . . . .               12,043               13,375       38,321       37,177

Depreciation . . . . . . . . . . . . . . . . .                3,897                3,874       12,011       11,817
Amortization . . . . . . . . . . . . . . . . .                  708                  792        2,159        2,412
Provision for bad debt . . . . . . . . . . . .                1,517                1,021        3,024        3,559
Stock compensation expense . . . . . . . . . .                1,351                  915        4,383        3,100
Deferred taxes . . . . . . . . . . . . . . . .               (1,559)                   -       (1,431)           -
Working capital changes. . . . . . . . . . . .                5,021                 (872)      (1,359)       3,537
Discontinued operations. . . . . . . . . . . .                    -               (1,856)           -          657
                                                --------------------  -------------------  -----------  -----------
Cash from operations . . . . . . . . . . . . .               22,978               17,249       57,108       62,259

Capital spending, net. . . . . . . . . . . . .                 (768)              (2,790)      (3,212)      (5,491)


                                                --------------------  -------------------  -----------  -----------
OWNER EARNINGS . . . . . . . . . . . . . . . .               22,210               14,459       53,896       56,768


Dividends Paid . . . . . . . . . . . . . . . .               (1,211)              (1,553)      (2,423)      (2,846)
Increase/(decrease) in debt. . . . . . . . . .                 (261)                (940)      (1,001)      (6,532)
Treasury shares. . . . . . . . . . . . . . . .                    -              (21,293)          31      (51,753)
Other. . . . . . . . . . . . . . . . . . . . .                  396                1,129          256        2,449
                                                --------------------  -------------------  -----------  -----------

Increase/(decrease) in cash. . . . . . . . . .  $            21,134   $           (8,198)  $   50,759   $   (1,914)
                                                ====================  ===================  ===========  ===========




MACDERMID,  INC.
REGULATION  G:   GAAP  TO  NON-GAAP  RECONCILIATION

Gross  Profit  Before  Special  Charges  (a)  (b)
-------------------------------------------------
(In  thousands)
                                                                     Three Months Ended
                                     --------------------------------------------------------------------------------------
                                           Dec-02          Mar-03     Jun-03     Sep-03     Dec-03     Mar-04     Jun-04
                                     --------------------  ---------  ---------  ---------  ---------  ---------  ---------

Net Sales as reported . . . . . . .  $           156,905   $152,803   $155,320   $149,658   $162,105   $162,012   $165,053
                                     --------------------  ---------  ---------  ---------  ---------  ---------  ---------

Gross Profit as reported. . . . . .  $            65,620   $ 72,542   $ 73,793   $ 69,917   $ 74,363   $ 77,526   $ 78,074
Add: Special Charges. . . . . . . .                3,211          -          -          -          -          -          -
                                     --------------------  ---------  ---------  ---------  ---------  ---------  ---------
Gross Profit Before Special Charges  $            68,831   $ 72,542   $ 73,793   $ 69,917   $ 74,363   $ 77,526   $ 78,074
                                     --------------------  ---------  ---------  ---------  ---------  ---------  ---------

GP % Before Special Charges . . . .                 43.9%      47.5%      47.5%      46.7%      45.9%      47.9%      47.3%



                                   Three Months   Year         Year
                                      Ended       Ended        Ended
                                      Sep-04     Dec 31-02    Dec 31-03
                                     ---------  -----------  -----------

Net Sales as reported . . . . . . .  $161,585   $  611,490   $  619,886
                                     ---------  -----------  -----------

Gross Profit as reported. . . . . .  $ 76,375   $  274,478   $  290,615
Add: Special Charges. . . . . . . .         -        3,211            -
                                     ---------  -----------  -----------
Gross Profit Before Special Charges  $ 76,375   $  277,689   $  290,615
                                     ---------  -----------  -----------

GP % Before Special Charges . . . .      47.3%        45.4%        46.9%


(a)  as  a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results  now  reflected  as  Discontinued  Operations.

(b)  "Gross  Profit  Before  Special Charges" and "Operating Profit Special Charges" are not intended to represent Net Earnings as defined  by  Generally Accepted  Accounting  Principles.  These  measurements  should  not  be  used as an alternative to Net
Earnings as an indicator of operating  performance  and  may  not  be comparable  to  similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure  of  past  operating performance  and  believes these  measurements  play  an  important  factor  toward  the  growth  of shareholder value over time.






Operating Profit Before Amortization and Special Charges (a) (b)
(In thousands)
                                                                                         Three Months Ended
                                                                  ----------------------------------------------------------------
                                                                         Dec-02          Mar-03     Jun-03     Sep-03     Dec-03
                                                                  --------------------  ---------  ---------  ---------  ---------

Net Sales per above. . . . . . . . . . . . . . . . . . . . . . .  $           156,905   $152,803   $155,320   $149,658   $162,105
                                                                  --------------------  ---------  ---------  ---------  ---------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $            19,489   $ 24,597   $ 25,566   $ 25,611   $ 27,690

Add: Other (Income) Expense. . . . . . . . . . . . . . . . . . .                  930       (207)      (132)    (2,833)    (1,142)
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .                6,177          -          -          -          -
                                                                  --------------------  ---------  ---------  ---------  ---------
Operating Profit Before Special Charges. . . . . . . . . . . . .  $            26,596   $ 24,390   $ 25,434   $ 22,778   $ 26,548
                                                                  ====================  =========  =========  =========  =========

% OP Before Special Charges to Net Sales . . . . . . . . . . . .                 17.0%      16.0%      16.4%      15.2%      16.4%



Operating Profit Before Amortization and Special Charges (a) (b)
(In thousands)
                                                                                                      Year          Year
                                                                       Three Months Ended             Ended         Ended
                                                                  -------------------------------  -----------  -----------
                                                                  Mar-04     Jun-04     Sep-04      Dec 31-02    Dec 31-03
                                                                  ---------  ---------  ---------  -----------  -----------

Net Sales per above. . . . . . . . . . . . . . . . . . . . . . .  $162,012   $165,053   $161,585   $  611,490   $  619,886
                                                                  ---------  ---------  ---------  -----------  -----------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $ 26,551   $ 27,348   $ 25,838   $   81,482   $  103,464

Add: Other (Income) Expense. . . . . . . . . . . . . . . . . . .       258       (697)       (92)       2,651       (4,314)
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .         -          -          -        6,177            -
                                                                  ---------  ---------  ---------  -----------  -----------
Operating Profit Before Special Charges. . . . . . . . . . . . .  $ 26,809   $ 26,651   $ 25,746   $   90,310   $   99,150
                                                                  =========  =========  =========  ===========  ===========

% OP Before Special Charges to Net Sales . . . . . . . . . . . .      16.5%      16.1%      15.9%        14.8%        16.0%


(a)  as  a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results  now  reflected  as  Discontinued  Operations.

(b)  "Gross  Profit  Before  Special Charges" and "Operating Profit Special Charges" are not intended to represent Net Earnings as defined  by  Generally Accepted  Accounting  Principles.  These  measurements  should  not  be  used as an alternative to Net
Earnings as an indicator of operating  performance  and  may  not  be comparable  to  similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure  of  past  operating performance  and  believes these  measurements  play  an  important  factor  toward  the  growth  of shareholder value over time.




MACDERMID,  INC.
REGULATION  G:   GAAP  TO  NON-GAAP  RECONCILIATION


EPS  from  Continuing  Operations  Before  Special  Charges  &  Stock  Compensation  (a)  (b)
(In  thousands,  except  share  and  per  share  amounts)

                                                                             Three Months Ended
                                                   ---------------------------------------------------------------------------
                                                         Dec-02             Mar-03        Jun-03        Sep-03        Dec-03
                                                   --------------------  ------------  ------------  ------------  -----------

Net Income (Loss) as reported . . . . . . . . . .             ($16,321)  $    11,566   $    12,130   $    13,441   $    19,290
Deduct:  Income (Loss) from Discontinued Ops,
               net of income taxes. . . . . . . .              (22,853)         (102)           (4)           66         5,632
                                                   --------------------  ------------  ------------  ------------  -----------
Income (Loss) from Continuing Operations. . . . .                6,532        11,668        12,134        13,375        13,658

Change in accounting method . . . . . . . . . . .                    -             -             -        (1,014)            -
SFAS 150 gain on stock call option. . . . . . . .                    -             -             -        (2,214)            -
Impairment - SFAS 142 . . . . . . . . . . . . . .                  983             -             -             -             -
Asset Writedown - SFAS 144. . . . . . . . . . . .                    -             -             -             -             -
Restructuring & Other Charges . . . . . . . . . .                1,983             -             -             -             -
Other Charges to Cost of Sales. . . . . . . . . .                3,211             -             -             -             -
                                                   --------------------  ------------  ------------  ------------  -----------
    Total Special Charges (Income). . . . . . . .                6,177             -             -        (3,228)            -

    After Tax Effect of Special Charges (Income).                4,200             -             -        (2,520)            -
                                                   --------------------  ------------  ------------  ------------  -----------

Net Income from Continuing Operations Before
   Tax Effected Special Charges . . . . . . . . .  $            10,732   $    11,668   $    12,134   $    10,855   $    13,658
                                                   ====================  ============  ============  ============  ===========

    Stock Compensation Expense. . . . . . . . . .                1,002         1,031         1,154           915         1,119
    After Tax Effect Stock Compensation Expense .                  651           701           785           622           761
                                                   --------------------  ------------  ------------  ------------  -----------

Net Income from Continuing Operations Before Tax
Effected Special Charges & Stock Compensation . .  $            11,383   $    12,369   $    12,919   $    11,477   $    14,419
                                                   ====================  ============  ============  ============  ===========

Earnings Per Share from Continuing Operations
  Before Tax Effected Special Charges . . . . . .  $              0.33   $      0.36   $      0.38   $      0.36   $      0.45
                                                   ====================  ============  ============  ============  ===========

Earnings Per Share from Continuing Operations
   Before Tax Effected Special Charges and Stock
   Compensation . . . . . . . . . . . . . . . . .  $              0.35   $      0.38   $      0.41   $      0.38   $      0.47
                                                   ====================  ============  ============  ============  ===========

Diluted Average Common Shares Outstanding . . . .           32,234,427    32,467,172    31,720,959    31,059,431    30,501,615
-------------------------------------------------  --------------------  ------------  ------------  ------------  -----------



                                                                                              Year         Year
                                                              Three Months Ended              Ended        Ended
                                                   -------------------------------------  ------------  ------------
                                                      Mar-04       Jun-04       Sep-04       Dec-02        Dec-03
                                                   -----------  -----------  -----------  ------------  ------------

Net Income (Loss) as reported . . . . . . . . . .  $    12,893  $    13,385  $    12,043  $     9,349   $    56,427
Deduct:  Income (Loss) from Discontinued Ops,
               net of income taxes. . . . . . . .            -            -            -      (22,128)        5,592
                                                   -----------  -----------  -----------  ------------  ------------
Income (Loss) from Continuing Operations. . . . .       12,893       13,385       12,043       31,477        50,835

Change in accounting method . . . . . . . . . . .            -            -            -            -        (1,014)
SFAS 150 gain on stock call option. . . . . . . .            -            -            -            -        (2,214)
Impairment - SFAS 142 . . . . . . . . . . . . . .            -            -            -          983             -
Asset Writedown - SFAS 144. . . . . . . . . . . .            -            -            -            -             -
Restructuring & Other Charges . . . . . . . . . .            -            -            -        1,983             -
Other Charges to Cost of Sales. . . . . . . . . .            -            -            -        3,211             -
                                                   -----------  -----------  -----------  ------------  ------------
    Total Special Charges (Income). . . . . . . .            -            -            -        6,177        (3,228)

    After Tax Effect of Special Charges (Income).            -            -            -        4,200        (2,520)
                                                   -----------  -----------  -----------  ------------  ------------

Net Income from Continuing Operations Before
   Tax Effected Special Charges . . . . . . . . .  $    12,893  $    13,385  $    12,043  $    35,677   $    48,315
                                                   ===========  ===========  ===========  ============  ============

    Stock Compensation Expense. . . . . . . . . .        1,560        1,472        1,351        3,145         4,219
    After Tax Effect Stock Compensation Expense .        1,061        1,001          905        2,044         2,869
                                                   -----------  -----------  -----------  ------------  ------------

Net Income from Continuing Operations Before Tax
Effected Special Charges & Stock Compensation . .  $    13,954  $    14,386  $    12,948  $    37,721   $    51,184
                                                   ===========  ===========  ===========  ============  ============

Earnings Per Share from Continuing Operations
  Before Tax Effected Special Charges . . . . . .  $      0.42  $      0.43  $      0.39  $      1.10   $      1.55
                                                   ===========  ===========  ===========  ============  ============

Earnings Per Share from Continuing Operations
   Before Tax Effected Special Charges and Stock
   Compensation . . . . . . . . . . . . . . . . .  $      0.45  $      0.46  $      0.42  $      1.16   $      1.63
                                                   ===========  ===========  ===========  ============  ============

Diluted Average Common Shares Outstanding . . . .   31,041,763   31,014,374   30,988,259   32,475,155    31,430,398
-------------------------------------------------  -----------  -----------  -----------  ------------  ------------


(a)  as  a  result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the  results  now  reflected  as  Discontinued  Operations.

(b)  "EPS  from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before
Special  Charges"  and  "Owners  Earnings"  are  not intended  to  represent  Net  Earnings  (loss)  or  Net  Cash  Flow  From
Operating Activities as defined by Generally Accepted Accounting  Principles.  These  measurements  should  not  be used  as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may  not  be  comparable  to  similarly  titled  measures used  by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and  believes  these  measurements  play  an important  factor toward  the  growth  of  shareholder  value  over  time.













EBITDA from Continuing Operations Before Special Charges (a) (b)
(In thousands)

                                                                                   Three Months Ended
                                                                  --------------------------------------------------------
                                                                         Dec-02         Mar-03   Jun-03   Sep-03    Dec-03
                                                                  -------------------  -------  -------  --------  -------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $            19,489  $24,597  $25,566  $25,611   $27,690

SFAS 150 gain on stock call option . . . . . . . . . . . . . . .                    -        -        -   (2,214)        -
Impairment . . . . . . . . . . . . . . . . . . . . . . . . . . .                  983        -        -        -         -
Asset Writedown. . . . . . . . . . . . . . . . . . . . . . . . .                    -        -        -        -         -
Restructuring & Other Charges. . . . . . . . . . . . . . . . . .                1,983        -        -        -         -
Other Charges to Cost of Sales . . . . . . . . . . . . . . . . .                3,211        -        -        -         -
                                                                  -------------------  -------  -------  --------  -------
        Total Special Charges. . . . . . . . . . . . . . . . . .                6,177        -        -   (2,214)        -


Amortization . . . . . . . . . . . . . . . . . . . . . . . . . .                1,528      769      851      792       889
Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . .                3,806    3,941    4,002    3,874     3,976
                                                                  -------------------  -------  -------  --------  -------
EBITDA from Continuing Operations Before
   Special Charges . . . . . . . . . . . . . . . . . . . . . . .  $            31,000  $29,307  $30,419  $28,063   $32,555
                                                                  ===================  =======  =======  ========  =======



EBITDA from Continuing Operations Before Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)

                                                                                              Year       Year
                                                                     Three Months Ended       Ended      Ended
                                                                  -------------------------  --------  ---------
                                                                  Mar-04   Jun-04   Sep-04    Dec-02     Dec-03
                                                                  -------  -------  -------  --------  ---------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $26,551  $27,348  $25,838  $ 81,482  $103,464

SFAS 150 gain on stock call option . . . . . . . . . . . . . . .        -        -        -         -    (2,214)
Impairment . . . . . . . . . . . . . . . . . . . . . . . . . . .        -        -        -       983         -
Asset Writedown. . . . . . . . . . . . . . . . . . . . . . . . .        -        -        -         -         -
Restructuring & Other Charges. . . . . . . . . . . . . . . . . .        -        -        -     1,983         -
Other Charges to Cost of Sales . . . . . . . . . . . . . . . . .        -        -        -     3,211         -
                                                                  -------  -------  -------  --------  ---------
        Total Special Charges. . . . . . . . . . . . . . . . . .        -        -        -     6,177    (2,214)


Amortization . . . . . . . . . . . . . . . . . . . . . . . . . .      734      717      707     6,222     3,301
Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . .    4,125    3,989    3,897    16,363    15,793
                                                                  -------  -------  -------  --------  ---------
EBITDA from Continuing Operations Before
   Special Charges . . . . . . . . . . . . . . . . . . . . . . .  $31,410  $32,054  $30,442  $110,244  $120,344
                                                                  =======  =======  =======  ========  =========


(a)  as  a  result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the  results  now  reflected  as  Discontinued  Operations.

(b)  "EPS  from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before
Special  Charges"  and  "Owners  Earnings"  are  not intended  to  represent  Net  Earnings  (loss)  or  Net  Cash  Flow  From
Operating Activities as defined by Generally Accepted Accounting  Principles.  These  measurements  should  not  be used  as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may  not  be  comparable  to  similarly  titled  measures used  by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and  believes  these  measurements  play  an important  factor toward  the  growth  of  shareholder  value  over  time.













Owners Earnings (b)
----------------------------------------------------------
(In thousands)
                                                                                   Three Months Ended
                                                            -------------------------------------------------------------------
                                                            Dec-02                Mar-03   Jun-03    Sep-03   Dec-03    Mar-04
                                                            --------------------  -------  --------  -------  --------  -------

Net cash flow provided by operating activities . . . . . .  $            46,659   $19,397  $25,613   $17,248  $29,159   $ 5,977

Capital expenditures, net. . . . . . . . . . . . . . . . .                2,110       979    1,722     2,790    5,213       782
                                                            --------------------  -------  --------  -------  --------  -------
Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $            44,549   $18,418  $23,891   $14,458  $23,946   $ 5,195
                                                            ====================  =======  ========  =======  ========  =======


Adjustment for Bond Interest assumed to be paid quarterly
----------------------------------------------------------

Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $            44,549   $18,418  $23,891   $14,458  $23,946   $ 5,195
Assumed if Bond Interest was paid quarterly. . . . . . . .               (6,900)    6,900   (6,900)    6,900   (6,900)    6,900
                                                            --------------------  -------  --------  -------  --------  -------
Adjusted Owner Earnings. . . . . . . . . . . . . . . . . .  $            37,649   $25,318  $16,991   $21,358  $17,046   $12,095
----------------------------------------------------------  ====================  =======  ========  =======  ========  =======


Owners Earnings (b)
----------------------------------------------------------
(In thousands)

                                                              Three Months     Year      Year
                                                                 Ended         Ended     Ended
                                                            Jun-04    Sep-04   Dec-02    Dec-03
                                                            --------  -------  --------  -------

Net cash flow provided by operating activities . . . . . .  $28,153   $22,978  $126,193  $91,417

Capital expenditures, net. . . . . . . . . . . . . . . . .    1,662       768     4,387   10,704
                                                            --------  -------  --------  -------
Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $26,491   $22,210  $121,806  $80,713
                                                            ========  =======  ========  =======


Adjustment for Bond Interest assumed to be paid quarterly
----------------------------------------------------------

Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $26,491   $22,210  $121,806  $80,713
Assumed if Bond Interest was paid quarterly. . . . . . . .   (6,900)    6,900         -        -
                                                            --------  -------  --------  -------
Adjusted Owner Earnings. . . . . . . . . . . . . . . . . .  $19,591   $29,110  $121,806  $80,713
----------------------------------------------------------  ========  =======  ========  =======

(a)  as  a  result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the  results  now  reflected  as  Discontinued  Operations.

(b)  "EPS  from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before
Special  Charges"  and  "Owners  Earnings"  are  not intended  to  represent  Net  Earnings  (loss)  or  Net  Cash  Flow  From
Operating Activities as defined by Generally Accepted Accounting  Principles.  These  measurements  should  not  be used  as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may  not  be  comparable  to  similarly  titled  measures used  by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and  believes  these  measurements  play  an important  factor toward  the  growth  of  shareholder  value  over  time.